Financial instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments Disclosure [Abstract]
Financial instruments
18. Financial instruments:
Financial risk management
The Company has exposure to liquidity risk, credit risk, foreign currency risk and interest rate risk.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they are due. The Company has a history of losses and mostly negative cash flows from operations since inception. At December 31, 2025, the Company has $27,158 of cash, cash equivalents including $363 in restricted cash (see note 3(c)).
The following are the contractual maturities of financial obligations as at December 31, 2025:

	Carrying amount	Contractual cash flows	< 1 year	1-3 years	4-5 years
Accounts payable and accrued liabilities (note 11)	$17,933	$17,933	$17,933	$—	$—
Term loan facilities (note 12)	2,924	3,194	3,194	—	—
Operating lease obligations	1,785	2,093	493	945	655
	$22,642	$23,220	$21,620	$945	$655
Credit risk
Credit risk arises from the potential that a counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s accounts receivable.
The Company is exposed to credit risk with respect to uncertainties as to timing and amount of collectability of accounts receivable. As at December 31, 2025, 20% (December 31, 2024 - 11%; December 31, 2023 - 91%) of accounts receivable relate to customer receivables, and 80% (December 31, 2024 - 89%; December 31, 2023 - 9%) relate to amounts due from holdback receivable, related parties and income tax authorities for value added taxes and other tax related refunds. In order to minimize the risk of loss for customer receivables, the Company’s extension of credit to customers involves review and approval by senior management as well as progress payments as contracts are executed. Most sales are invoiced with payment terms in the range of 30 days to 90 days. Refer to note 3(d) for the Company's policy with respect to an allowance for credit losses.
Foreign currency risk
Foreign currency risk is the risk that the fair value of future cash flows of financial instruments will fluctuate because of changes in foreign currency exchange rates. The Company conducts a significant portion of its business activities in foreign currencies, primarily the U.S. dollar and the Euro. The Company are subject to foreign currency exchange rate risk to the extent that our costs are denominated in currencies other than those in which the Company earn revenues. In addition, since the Company's consolidated financial statements are reported in U.S. dollars, changes in foreign currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on the Company's results of operations, financial condition and cash flows.
Cash and cash equivalents, accounts receivable, accounts payable, and long-term debt that are denominated in foreign currencies will be affected by changes in the exchange rate between the Canadian dollar and these foreign currencies. The Company’s functional currency is the Canadian dollar.
A 5% increase/decrease in the relative value of the U.S. dollar against the Canadian dollar and Euro compared to the exchange rates in effect for the year ended December 31, 2025 would have resulted in lower/higher income from operations of approximately $441. This assumes a consistent 5% appreciation in the U.S. dollar against the Canadian dollar and the Euro throughout the fiscal year. The timing of changes in the relative value of the U.S. dollar can affect the magnitude of the impact that fluctuations in foreign exchange rates have on our income from operations.
Interest rate risk
Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is subject to interest rate risk on its term loan with variable rates of interest.
If interest rates for the year ended December 31, 2025 had increased or decreased by 200 basis points, with all other variables held constant, net loss for the year ended December 31, 2025 would have increased or decreased by $58.
Fair value of financial instruments
As at December 31, 2025, cash and cash equivalents are measured at fair value on a recurring basis and are included in Level 1.
The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair values due to the short-term period to maturity of these instruments.
The long-term investments represent the Company's interests in Cespira are accounted for using the equity method.
The carrying values reported in the consolidated balance sheets for obligations under operating leases, which are based upon discounted cash flows, approximate their fair values.
The carrying values of the term loan facilities included in the long-term debt (note 12) are carried at amortized costs, which approximate their respective fair values as at December 31, 2025.
The Company categorizes its fair value measurements for items measured at fair value on a recurring basis into three categories as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Inputs for the asset or liability that are not based on observable market data (unobservable inputs).
When available, the Company uses quoted market prices to determine fair value and classify such items in Level 1. When necessary, Level 2 valuations are performed based on quoted market prices for similar instruments in active markets and/or model–derived valuations with inputs that are observable in active markets. Level 3 valuations are undertaken in the absence of reliable Level 1 or Level 2 information.